Exhibit 10.2

SHARE

EXCHANGE AGREEMENT

by and among

Longbau Group, Inc.

a Delaware corporation

and

Ho-Cheng Insurance Brokers Co., Ltd.

a Taiwanese company

and

the Shareholders of

Ho-Cheng Insurance Brokers Co., Ltd.

and

Tsai Ko

Dated as of December 29, 2016

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of this 29th day of December, 2016, by and between Longbau Group, Inc., a Delaware corporation ( “Longbau”), Ho-Cheng Insurance Brokers Co., Ltd. (“Target”), Tsai Ko (“Tsai Ko”), and the shareholders of Target (the “Target Shareholders”), upon the following premises:

Premises

WHEREAS, Longbau is a Delaware corporation registered under the Securities and Exchange Act of 1934, as amended;

WHEREAS, Longbau agrees to acquire 100% of the issued and outstanding shares of Target from the Target Shareholders in exchange for the issuance of certain shares of Longbau (the “Exchange”) and the Target Shareholders agree to exchange their shares of Target on the terms described herein. On the Closing Date (as defined in Section 4.05), Target will become a wholly-owned subsidiary of Longbau;

WHEREAS, the boards of directors of Longbau and Target have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

Agreement

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF Tsai Ko

As an inducement to, and to obtain the reliance of Longbau, except as set forth in the Target Schedules (as hereinafter defined), Tsai Ko represents and warrants as of the Closing Date, as defined below, as follows:

Section 1.01         Incorporation. Target is a company duly incorporated, validly existing, and in good standing under the laws of Taiwan and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in the Target Schedules are complete and correct copies of the memorandum of association and articles of association of Target as in effect on the date hereof, as well as true and correct copies of the Certificate of Incorporation and the Business Registration Certificate, or equivalent documents. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Target’s memorandum of association or articles of association or equivalent documents. Target has taken all actions required by law, its memorandum of association and articles of association, or otherwise to authorize the execution and delivery of this Agreement. Target has full power, authority, and legal capacity and has taken all action required by law, its memorandum of association and articles of association, and otherwise to consummate the transactions herein contemplated.

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Section 1.02         Capitalization. The number of shares which Target is authorized to issue consists of 500,000 shares of a single class. There are 500,000 shares currently issued and outstanding. The capitalization table of shareholders and their shares held is listed on Schedule 1.02. The issued and outstanding shares are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. As of the Closing Date, no shares of Target’s common stock were reserved for issuance upon the exercise of outstanding options to purchase the common shares; (iv) no common shares were reserved for issuance upon the exercise of outstanding warrants to purchase Target common shares; (v) no shares of preferred stock authorized or issued; and (vi) no common shares were reserved for issuance upon the conversion of outstanding convertible notes, debentures or securities. All outstanding Target common shares have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable Contracts.

There are no equity securities, partnership interests or similar ownership interests of any class of any equity security of Target, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as contemplated by this Agreement or as set forth in Schedule 1.02, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Target is a party or by which it is bound obligating Target to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Target or obligating Target to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. There is no plan or arrangement to issue Target common shares or preferred stock except as set forth in this Agreement.

Except as contemplated by this Agreement and except as set forth in Schedule 1.02 hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which Target is a party or by which it is bound with respect to any equity security of any class of Target, and there are no agreements to which Target is a party, or which Target has knowledge of, which conflict with this Agreement or the transactions contemplated herein or otherwise prohibit the consummation of the transactions contemplated hereunder.

Section 1.03         Subsidiaries and Predecessor Corporations. Except as set forth in the Target Schedule 1.03, Target does not have any subsidiaries, and does not own, beneficially or of record, any shares of or control any other corporation. For purposes hereinafter, the term “Target” also includes those subsidiaries set forth on the Target Schedules.

Section 1.04         Financial Statements.

(a)          Included in the Target Schedule 1.04 are (i) the balance sheets of Target as of September 30, 2016, December 31, 2015 and December 31, 2014 and the related statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2016, the fiscal years ended December 31, 2015 and December 31, 2014 together with the notes to such statements. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Target balance sheets are true and accurate and present fairly as of their respective dates the financial condition of Target. The Target balance sheets are true and accurate and present fairly as of their respective dates the financial condition of Target. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, Target had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Target, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

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(b)          Target has duly and punctually paid all governmental fees and taxation which it has become liable to pay and has duly allowed for all taxation reasonably foreseeable and is under no liability to pay any penalty or interest in connection with any claim for governmental fees or taxation and Target has made any and all proper declarations and returns for taxation purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all governmental fees and taxation.

(c)          The books and records, financial and otherwise, of Target are in all material aspects complete and correct and have been maintained in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

(d)          All of Target’s assets are reflected on its financial statements, and, except as set forth in the Target Schedules or the financial statements of Target or the notes thereto, Target has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

(e)          Target has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable;

(f)          Target has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial;

(g)          The books and records, financial and otherwise, of Target are in all material aspects complete and correct and have been maintained in accordance with generally accepted accounting principles consistently applied throughout the periods involved; and

(h)          All of Target’s assets are reflected on its financial statements, and, except as set forth in the Target Schedules or the financial statements of Target or the notes thereto, Target has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 1.05         Information. The information concerning Target set forth in this Agreement and in the Target Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, Target has fully disclosed in writing to Longbau (through this Agreement or the Target Schedules) all information relating to matters involving Target or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $1,000 liability , (ii) have led or may lead to a competitive disadvantage on the part of Target or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on Target, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

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Section 1.06        Options or Warrants. Except as set forth in the Target Schedule 1.06, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of Target.

Section 1.07         Litigation and Proceedings. Except as disclosed on Schedule 1.08, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Target after reasonable investigation, threatened by or against Target or affecting Target or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Target does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.08         No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which Target is a party or to which any of its assets, properties or operations are subject.

Section 1.09         Compliance With Laws and Regulations. To the best of its knowledge, Target has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Target or except to the extent that noncompliance would not result in the occurrence of any material liability for Target. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 1.10         Approval of Agreement. The Board of Directors, or equivalent management body, of Target has authorized the execution and delivery of this Agreement by Target and has approved this Agreement and the transactions contemplated hereby, and will recommend to the Target Shareholders that the Exchange be accepted.

Section 1.11         Target Schedules. Target has delivered to Longbau the following schedules, which are collectively referred to as the “Target Schedules” and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of Target as complete, true, and correct as of the date of this Agreement in all material respects:

(a)          a schedule containing complete and correct copies of the memorandum of association and articles of association of Target in effect as of the date of this Agreement;

(b)          a schedule containing the financial statements of Target identified in paragraph 1.04(a);

(c)          a schedule of any exceptions to the representations made herein; and

(d)          a schedule containing the other information requested herein.

Target shall cause the Target Schedules and the instruments and data delivered to Longbau hereunder to be promptly updated after the date hereof up to and including the Closing Date.

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Section 1.12         Valid Obligation. This Agreement and all agreements and other documents executed by Target in connection herewith constitute the valid and binding obligation of Target, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 1.13         Republic of China Laws and Regulations. To the best of their knowledge, Target and Target’s subsidiaries in the Republic of China (“ROC”) are in compliance with all applicable ROC laws and regulations. All material consents, approvals, authorizations or licenses requisite under ROC law for the due and proper establishment and operation of Target and Target’s subsidiaries in ROC doing business in the ROC have been duly obtained from the relevant ROC governmental authorities and are in full force and effect.

Section 1.14         Absence of Certain Changes or Events. Since September 30, 2016:

(a)          there has not been (i) any material adverse change in the business, operations, properties, assets or condition of Target or (ii) any damage, destruction or loss to Target (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of Target;

(b)          Target has not (i) amended its memorandum of association or articles of association or equivalent documents except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Target; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c)          Target has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Target balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Target; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

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(d)          To Tsai Ko’s knowledge, Target has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of Target.

Section 1.15         Contracts.

(a)          Target is not a party to, and its assets, products, technology and properties are not bound by, any contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral;

(b)          Target is not a party to or bound by, and the properties of Target are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and

(c)          Except as disclosed on Schedule 1.15 Target is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of Target.

Section 1.16         Material Transactions or Affiliations. Except as disclosed herein and in the Target Schedules, there exists no contract, agreement or arrangement between Target and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by Target to own beneficially, 5% or more of the issued and outstanding common shares of Target and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 5% Shareholders of Target has, or has had since inception of Target, any known interest, direct or indirect, in any such transaction with Target which was material to the business of Target. Target has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

Section 1.17         Bank Accounts; Power of Attorney. Set forth in the Target Schedules is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by Target within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of Target, (b) all safe deposit boxes and other similar custodial arrangements maintained by Target within the past twelve (12) months, (c) the check ledger for the last 12 months, and (d) the names of all persons holding powers of attorney from Target or who are otherwise authorized to act on behalf of Target with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

Section 1.18         Title to Property. Target does not own or lease any real property or personal property except as disclosed on Schedule 1.18. There are no options or other contracts under which Target has a right or obligation to acquire or lease any interest in real property or personal property except as disclosed on Schedule 1.18.

Section 1.19         Intellectual Property. Target does not own, license or otherwise have any right, title or interest in any intellectual property except as disclosed on Schedule 1.19.

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ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF LONGBAU

As an inducement to, and to obtain the reliance of Target and the Target Shareholders, except as set forth in the Longbau Schedules (as hereinafter defined), Longbau represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 2.01         Organization. Longbau is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in the Longbau Schedules are complete and correct copies of the certificate of incorporation and bylaws of Longbau (the “Articles”) as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Longbau’s certificate of incorporation or Articles. Longbau has taken all action required by law, its certificate of incorporation, its Articles, or otherwise to authorize the execution and delivery of this Agreement, and Longbau has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, Articles, or otherwise to consummate the transactions herein contemplated.

Section 2.02         Capitalization.

(a)          Longbau’s authorized capitalization consists of (a) 100,000,000 shares of common stock, par value $0.0001 per share, of which 30,000,000 shares are issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. As of the Closing Date, no shares of Longbau’s common stock were reserved for issuance upon the exercise of outstanding options to purchase the common shares; (iv) no common shares were reserved for issuance upon the exercise of outstanding warrants to purchase Longbau common shares; (v) no shares of preferred stock authorized or issued; and (vi) no common shares were reserved for issuance upon the conversion of outstanding convertible notes, debentures or securities. All outstanding Longbau common shares have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable Contracts.

(b)          There are no equity securities, partnership interests or similar ownership interests of any class of any equity security of Longbau, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as contemplated by this Agreement or as set forth in Schedule 2.02, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Longbau is a party or by which it is bound obligating Longbau to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Longbau or obligating Longbau to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. There is no plan or arrangement to issue Longbau common shares or preferred stock except as set forth in this Agreement.

Except as contemplated by this Agreement and except as set forth in Schedule 2.02 hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which Longbau is a party or by which it is bound with respect to any equity security of any class of Longbau, and there are no agreements to which Longbau is a party, or which Longbau has knowledge of, which conflict with this Agreement or the transactions contemplated herein or otherwise prohibit the consummation of the transactions contemplated hereunder.

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Section 2.03         Subsidiaries and Predecessor Corporations. Save as otherwise provided in Schedule 2.03 Longbau does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

Section 2.04         Financial Statements.

(a)          Included in the Longbau Schedules are (i) the audited balance sheets of Longbau its subsidiary as of December 31, 2015 and December 31, 2014 and the related audited statements of operations, stockholders’ equity and cash flows for the twelve months ended December 31, 2015 and December 31, 2014, together with the notes to such statements and (ii) the unaudited balance sheets of Longbau as of September 30, 2016 and the related unaudited statements of operations, stockholders’ equity and cash flows for the nine month period ending September 30, 2016;

(b)          All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Longbau balance sheets are true and accurate and present fairly as of their respective dates the financial condition of Longbau. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, Longbau had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Longbau, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles;

(c)          The books and records, financial and otherwise, of Longbau are in all material aspects complete and correct and have been maintained in accordance with generally accepted accounting principles consistently applied throughout the periods involved; and

(d)          All of Longbau’s assets are reflected on its financial statements, and, except as set forth in the Longbau Schedules or the financial statements of Longbau or the notes thereto, Longbau has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 2.05         Information. The information concerning Longbau set forth in this Agreement and the Longbau Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 2.06         Options or Warrants. Except as set forth on Schedule 2.06, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of Longbau.

Section 2.07         Absence of Certain Changes or Events. Since September 30, 2016:

(a)          there has not been (i) any material adverse change in the business, operations, properties, assets or condition of Longbau or (ii) any damage, destruction or loss to Longbau (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of Longbau;

Section 2.08         Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Longbau after reasonable investigation, threatened by or against Longbau or affecting Longbau or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in the Longbau Schedule 2.08. Longbau has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

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Section 2.09         No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Longbau is a party or to which any of its assets, properties or operations are subject.

Section 2.10         Compliance With Laws and Regulations. To the best of Longbau’s knowledge, Longbau has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 2.11         Approval of Agreement. The Board of Directors of Longbau has authorized the execution and delivery of this Agreement by Longbau and has approved this Agreement and the transactions contemplated hereby.

Section 2.12         Longbau Schedules. Longbau has delivered to Target the following schedules, which are collectively referred to as the “Longbau Schedules” and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of Longbau to be complete, true, and accurate in all material respects as of the date of this Agreement.

(a)          a schedule containing complete and accurate copies of the articles of incorporation and bylaws of Longbau as in effect as of the date of this Agreement;

(b)          a schedule containing the financial statements of Longbau identified in paragraph 2.04(a) and (b);

(c)          a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Longbau since September 31, 2016, required to be provided pursuant to section 2.07 hereof; and

(d)          a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Longbau Schedules by Sections 2.01 through 2.13.

Longbau shall cause the Longbau Schedules and the instruments and data delivered to Target hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 2.13         Valid Obligation. This Agreement and all agreements and other documents executed by Longbau in connection herewith constitute the valid and binding obligation of Longbau, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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Section 2.14         SEC Filings; Financial Statements.

(a)          Longbau has made available to Target a correct and complete copy, or there has been available on EDGAR, copies of each report, registration statement and definitive proxy statement filed by Longbau with the SEC for the 24 months prior to the date of this Agreement (the “Longbau SEC Reports”), which, to Longbau’s knowledge, are all the forms, reports and documents filed by Longbau with the SEC for the 24 months or applicable period prior to the date of this Agreement. As of their respective dates, the Longbau SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Longbau SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superceded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)          Each set of financial statements (including, in each case, any related notes thereto) contained in the Longbau SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and each fairly presents in all material respects the financial position of Longbau at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of Longbau, taken as a whole (“Material Adverse Effect”).

Section 2.15         Exchange Act Compliance. Longbau is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the common shares have been registered under Section 12(g) of the Exchange Act, and Longbau is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act, except where a failure to so comply is not reasonably likely to have a Material Adverse Effect on Longbau.

ARTICLE III

Representations and Warranties of

THE Target Shareholders

The Target Shareholders hereby represents and warrants, severally and solely, to Longbau as follows.

Section 3.01         Good Title. Each of the Target Shareholders is the record and beneficial owner, and has good title to his Target shares, with the right and authority to sell and deliver such Target common shares, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of Longbau as the new owner of such Target common shares in the share register of Target, Longbau will receive good title to such Target common shares, free and clear of all liens.

Section 3.02         Power and Authority. Each of the Target Shareholders has the legal power, capacity and authority to execute and deliver this Agreement to consummate the transactions contemplated by this Agreement, and to perform his obligations under this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Target Shareholders, enforceable against the Target Shareholders in accordance with the terms hereof.

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Section 3.03         No Conflicts. The execution and delivery of this Agreement by the Target Shareholders and the performance by the Target Shareholders of their obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any laws applicable to the Target Shareholders and (c) will not violate or breach any contractual obligation to which the Target Shareholders are a party.

Section 3.04         Finder’s Fee. Each of the Target Shareholders represents and warrants that it has not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the Exchange.

Section 3.05         Purchase Entirely for Own Account. The Exchange Shares (as defined in Section 4.01 herein) proposed to be acquired by each of the Target Shareholders hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and each of the Target Shareholders has no present intention of selling or otherwise distributing the Exchange Shares, except in compliance with applicable securities laws.

Section 3.06         Acquisition of Exchange Shares for Investment.

(a)          Each Target Shareholder is acquiring the Exchange Shares for investment for Target Shareholder’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each Target Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Target Shareholder further represents that he or she does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Exchange Shares.

(b)          Each Target Shareholder represents and warrants that he or she: (i) can bear the economic risk of his respective investments, and (ii) possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in Longbau and its securities.

(c)          Each Target Shareholder who is not a “U.S. Person” as defined in Rule 902(k) of Regulation S of the Securities Act (“Regulation S”) (each a “Non-U.S. Shareholder”) understands that the Exchange Shares are not registered under the Securities Act and that the issuance thereof to such Target Shareholder is intended to be exempt from registration under the Securities Act pursuant to Regulation S. Each Non-U.S. Shareholder has no intention of becoming a U.S. Person and certifies that such Shareholder will only transfer the Exchange Shares in accordance with Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration. Each Non U.S. Person, also certifies and agrees that hedging transactions may not be conducted unless in compliance with the Securities Act. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, each Non-U.S. Shareholder was outside of the United States. Each certificate representing the Exchange Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT of 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

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“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(d)          Each Target Shareholder who is a “U.S. Person” as defined in Rule 902(k) of Regulation S understands that the Exchange Shares are not registered under the Securities Act and that the issuance thereof to such Target Shareholder is intended to be exempt from registration under the Securities Act pursuant to Regulation D promulgated thereunder (“Regulation D”). Each Target Shareholder represents and warrants that he is an “accredited investor” as such term is defined in Rule 501 of Regulation D or, if not an accredited investor, that such Target Shareholder otherwise meets the suitability requirements of Regulation D and Section 4(2) of the Securities Act (“Section 4(2)”). Each Target Shareholder agrees to provide documentation to Longbau prior to Closing as may be requested by Longbau to confirm compliance with Regulation D and/or Section 4(2), including, without limitation, a letter of investment intent or similar representation letter and a completed investor questionnaire. Each certificate representing the Exchange Shares issued to such Target Shareholder shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT of 1933, AS AMENDED (“SECURITIES ACT”), OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS.”

(e)          Each Target Shareholder acknowledges that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(f)          Each Target Shareholder acknowledges that he has carefully reviewed such information as he has deemed necessary to evaluate an investment in Longbau and its securities, and, that all information required to be disclosed to such Target Shareholder under Regulation D has been furnished to such Target Shareholder by Longbau. To the full satisfaction of each Target Shareholder, he has been furnished all materials that he has requested relating to Longbau and the issuance of the Exchange Shares hereunder, and each Target Shareholder has been afforded the opportunity to ask questions of Longbau’s representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the Target Shareholders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of Longbau set forth in this Agreement, on which each of the Target Shareholders have relied in making an exchange of his shares Target for the Exchange Shares.

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(g)          Each Target Shareholder understands that the Exchange Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Shares or any available exemption from registration under the Securities Act, the Exchange Shares may have to be held indefinitely. Each Target Shareholder further acknowledges that the Exchange Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied (including, without limitation, Longbau’s compliance with the reporting requirements under the Securities Exchange Act of 1934, as amended (“Exchange Act”)).

(h)          The Target Shareholder agrees that, notwithstanding anything contained herein to the contrary, the warranties, representations, agreements and covenants of the Target Shareholder under this Section 3.06 shall survive the Closing.

Section 3.07         Additional Legend; Consent. Additionally, the Exchange Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. Each of the Target Shareholders consents to Longbau making a notation on its records or giving instructions to any transfer agent of Exchange Shares in order to implement the restrictions on transfer of the Exchange Shares.

ARTICLE IV
PLAN OF EXCHANGE

Section 4.01         The Exchange. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, each of the Target Shareholders who has elected to accept the exchange offer described herein by executing this Agreement, shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the number of shares of Target set forth on the Target Schedules attached hereto, constituting all of the shares of Target held by such shareholder; the objective of such Exchange being the acquisition by Longbau of not less than 100% of the issued and outstanding shares of Target. In exchange for the transfer of such securities by the Target Shareholders, Longbau shall issue to the Target Shareholders, their affiliates or assigns, a total of 250,000 shares of Longbau’s common stock pursuant to Table 1 attached hereto, representing approximately 0.8% of the total common shares of Longbau (prior to the transaction), for all of the outstanding shares of Target held by the Target Shareholders (the “Exchange Shares”). At the Closing Date, each of the Target Shareholders shall, on surrender of their certificate or certificates representing his Target shares to Longbau or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing his proportionate interest in the Exchange Shares.

Upon consummation of the transaction contemplated herein, all of the issued and outstanding shares of Target shall be held by Longbau.

Section 4.02         Closing. The closing (the “Closing” or the “Closing Date”) of the transactions contemplated by this Agreement shall occur on December 29, 2016. Such Closing shall take place at a mutually agreeable time and place, and be conditioned upon all of the conditions of the Offering being met.

Section 4.03         Closing Events. At the Closing, Longbau, Target, Tsai Ko and the Target Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

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Section 4.04         Termination. This Agreement may be terminated by the Board of Directors of Target or Longbau only in the event that Longbau or Target does not meet the conditions precedent set forth in Articles VI and VII. If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

ARTICLE V
SPECIAL COVENANTS

Section 5.01         Regulation S Compliance. Longbau agrees to refuse to register any transfer of shares issued pursuant to this Agreement pursuant to Regulation S if such transfer was not made in accordance with Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

Section 5.02         Delivery of Books and Records. At the Closing, Target shall deliver to Longbau, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Target which is now in the possession of Target or its representatives.

Section 5.03         Third Party Consents and Certificates. Longbau and Target agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 5.04         Indemnification.

(a)          Tsai Ko hereby agrees to indemnify Longbau, and each of the officers, agents and directors of Longbau as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (the “Loss”), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Articles I and III of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(b)          Longbau hereby agrees to indemnify Target, Tsai Ko and each of the officers, agents, and directors of Target and the Target Shareholders as of the date of execution of this Agreement against any Loss to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

Section 5.06         The Acquisition of Longbau Common Shares. Longbau and Target understand and agree that the consummation of this Agreement including the issuance of the Longbau common shares to the Target Shareholders in exchange for the Target Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Longbau and Target agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.

(a)          In connection with the transaction contemplated by this Agreement, Longbau and Target shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the shareholders of Target reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

15

(b)          In order to more fully document reliance on the exemptions as provided herein, Target, the Target Shareholders, and Longbau shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Target or Longbau and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(c)          The Target Shareholders acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF Longbau

The obligations of Longbau under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01         Accuracy of Representations and Performance of Covenants. The representations and warranties made by Tsai Ko in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Target shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Target prior to or at the Closing. Longbau shall be furnished with a certificate, signed by a duly authorized executive officer of Target and dated the Closing Date, to the foregoing effect.

Section 6.02         Approval by Target Shareholders. The Exchange shall have been approved by the requisite number of Target Shareholders as required by applicable law.

Section 6.03         No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 6.04         Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Target after the Closing Date on the basis as presently operated shall have been obtained.

Section 6.05         Other Items. Longbau shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Longbau may reasonably request.

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ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF Target
AND THE Target Shareholders

The obligations of Target and the Target Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 7.01         Accuracy of Representations and Performance of Covenants. The representations and warranties made by Longbau in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, Longbau shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Longbau. Target shall be furnished with a certificate, signed by a duly authorized executive officer of Longbau and dated the Closing Date, to the foregoing effect.

Section 7.02         No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 7.03         Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Longbau after the Closing Date on the basis as presently operated shall have been obtained.

Section 7.04         Other Items. Target shall have received further opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as Target may reasonably request.

ARTICLE VIII
MISCELLANEOUS

Section 8.01         Brokers. Longbau and Target agree that, except as set out on Schedule 8.01 attached hereto, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Longbau and Target agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 8.02         Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Delaware. Venue for all matters shall be in San Francisco, California, without giving effect to principles of conflicts of law thereunder. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

Section 8.03         Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

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If to Target and Target Shareholders, to:

Tsai Ko

No.100-11, Sec. 1, Zhongqing Rd.,

North Dist., Taichung City 404,

Taiwan (R.O.C.)

If to Longbau, to:

Secretary

No.100-11, Sec. 1, Zhongqing Rd.,

North Dist., Taichung City 404,

Taiwan (R.O.C.)

With copies to (which shall not constitute notice):

Ryan Nail, Esq.

The Nail Law Group

475 Sansome St.

Suite 1850

San Francisco, CA 94960

If to the Tsai Ko, to:

Tsai Ko

No.100-11, Sec. 1, Zhongqing Rd.,

North Dist., Taichung City 404,

Taiwan (R.O.C.)

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 8.04         Attorney’s Fees. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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Section 8.05         Confidentiality. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 8.06         Public Announcements and Filings. Unless required by applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

Section 8.07         Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party’s schedules delivered pursuant to this Agreement.

Section 8.08         Third Party Beneficiaries. This contract is strictly between Longbau, Target, the Target Shareholders and Tsai Ko, and, except as specifically provided, no director, officer, stockholder (other than the Target Shareholders and Tsai Ko), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 8.09         Expenses. Subject to Article VI and VII above, whether or not the Exchange is consummated, each of Longbau and Target will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 8.10         Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 8.11         Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one year.

Section 8.12         Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 8.13         Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

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Section 8.14         Best Efforts. Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

Longbau Group, Inc.

By:
Name: Tsai Ko
Title: Chief Executive Officer,

And

By:
Name: Chih-Wei Huang
Title: Secretary

Ho-Cheng Insurance Brokers Co., Ltd.:

By:
Name: Yueh-Kuei Ko
Title: Chief Executive Officer

Tsai Ko

Name: Tsai Ko

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Approved and Accepted by the Target Shareholders:

Name: Tsai Ko

Name: Yueh-Kuei Ko

Name: Tseng-Hsi Tsao

Name: Te-Seng Yang

Name: Yun-Yun Yang

Name: Hao Juan

Name: Ying-Ying Chan

Name: Chien-Yu Chang

Name: Shu-Fen Lin

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Table 1:

Name	Target Shares	Longbau Exchange Shares
KO, YUEH-KUEI	135,000	67,500
KO, TSAI	115,000	57,500
TSAO, TSENG-HSI	62,500	31,250
YANG, TE-SENG	31,500	15,750
YANG, YUN-YUN	31,000	15,500
JUAN, HAO	56,950	28,475
CHAN, YING-YING	5,550	2,775
CHANG, CHIEN-YU	50,000	25,000
LIN, SHU-FEN	12,500	6,250
Total	500,000	250,000

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Ho-Cheng Insurance Brokers Co., Ltd. (“Target”)

Share Exchange Agreement

Target Schedules

December 29, 2016

Section 1.02

Capitalization Table:

Name	Percentage	Target Shares
KO, YUEH-KUEI	27.00%	135,000
KO, TSAI	23.00%	115,000
TSAO, TSENG-HSI	12.50%	62,500
YANG, TE-SENG	6.30%	31,500
YANG, YUN-YUN	6.20%	31,000
JUAN, HAO	11.39%	56,950
CHAN, YING-YING	1.11%	5,550
CHANG, CHIEN-YU	10.00%	50,000
LIN, SHU-FEN	2.50%	12,500
Total	100.00%	500,000

Section 1.03

Subsidiaries

None.

Section 1.04

Financial Statements

Attached

Section 1.08

Litigation and Proceedings

None

Section 1.18

Owned and Leased Real Estate

None.

Section 1.19

Owned Intellectual Property

Republic of China Registered Trademark: Ho-Cheng Insurance Brokers Co., Ltd.

B-1

Longbau, inc. (“Longbau”)

Share Exchange Agreement

Longbau Schedules

December 29, 2016

Section 2.03

Subsidiaries

Longbau Group Limited – Hong Kong

Longbau Management Consulting LLC – Taiwan

Section 2.04

Financial Statements

See SEC filings.

Section 2.07

Absence of Certain Changes or Events

None.

Section 2.08

Litigation and Proceedings

None.

B-2